--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                           California Tax-Free Funds
--------------------------------------------------------------------------------
                                February 28, 1998
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

CALIFORNIA TAX-FREE FUNDS

* Municipal bonds performed well during the six and 12 months ended February 28, spurred by a low-inflation environment and credit upgrades.

* The California Tax-Free Money Fund's 6- and 12-month returns of 1.48% and 3.01%, respectively, narrowly surpassed its peer group average. The California Tax-Free Bond Fund's returns of 5.22% and 9.31% for the same periods exceeded its peer group average for the shorter period but not for the year.

*    The  Money  Fund's   longer-than-average   maturity   strategy  provided  a
     performance edge over the past six months.

* The Bond Fund's move to a longer duration helped it take advantage of last fall's interest rate decline.

* Our outlook for the municipal market, including California securities, remains positive, although we are prepared to see the state's economy constrained somewhat by the recessions in Asia.

FELLOW SHAREHOLDERS

     Municipal bonds provided strong returns for the six months and year ended February 28 as longer-term interest rates declined against a background of subdued inflation. Money market rates fell over the past six months but were little changed for the year as a whole. Because of their lower risk profiles, most fixed income investments in the U.S. benefited from the jitters experienced by worldwide stock markets in the wake of Southeast Asian currency and economic crises.

MARKET ENVIRONMENT

     During the six months ended February 28, 1998, municipal bond prices rose and yields declined, with long-term AAA-rated bonds breaking below the 5% level. Both the taxable and tax-free markets flourished in the positive environment of continued low inflation. However, yields on tax-free securities fell less than on comparable Treasury issues because of a sharp increase in supply. Municipal issuance increased by 20% in 1997, and supply for 1998 is the highest ever for the first two months of the year. As a result, Treasury securities outperformed municipals for the past six months.

     [Interest Rate Levels. A 2-line chart showing the T. Rowe Price index of California bond and money market yields from 2/28/97 to 2/28/98]

     Yields on long-term AAA municipal bonds fell about 27 basis points (100 basis points equal one percent) from the end of August, and California bonds generally followed national trends. Intermediate yields fell in tandem with long-term rates, but short-term rates fell less sharply. As a result, the yield curve flattened throughout most of the past six months, except in late February when long-term rates rose more than short-term rates. Yields on 6- and 12-month tax-exempt securities closed the fiscal year at 3.50% and 3.60%, respectively, 20 to 25 basis points lower than on August 31 but only 5 to 10 basis points below their close a year ago. All in all, the rate environment has been remarkably docile for short maturities, with most of the movement to lower yields occurring during the first two months of 1998.

     The major influence on rates was, and continues to be, the lack of rising inflationary pressures. At the end of 1997, consumer prices were rising at a 1.7% annual rate, the lowest since 1986. The economy grew at an impressive rate of 3.8%, which led to improving credit quality in the municipal market and strong gains by lower-quality bonds. With inflation low despite the robust economy, the Federal Reserve left short-term interest rates unchanged after raising the federal funds rate in March 1997.

     California's economy continued to expand in 1997, with employment and personal income growing slightly faster than the national averages. The state's financial outlook continued to improve, with healthy revenue gains and declining health and welfare caseloads. Reflecting this, the rating agencies carry a positive outlook for the state, and Fitch upgraded California general obligation bonds from A+ to AA-. On the local scene, a notable event last year was the return of Orange County debt to investment grade status. Looking forward, as the nation's largest exporter with 50% of its exports going to Asia, California is directly exposed to the current economic downturn in Southeast Asia and could see its future growth rate trimmed as a result.

CALIFORNIA TAX-FREE MONEY FUND

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 2/28/98                                6 Months        12 Months
--------------------------------------------------------------------------------
California Tax-Free Money Fund                          1.48%            3.01%

Lipper California Tax-Exempt
Money Market Funds Average                              1.46             2.99
================================================================================

     Your fund's returns were slightly higher than the peer group average for both the 6- and 12- month periods, as shown in the table. These favorable results were due in part to a somewhat longer average maturity. The fund ended its fiscal year with a weighted average maturity of 50 days, longer than that of six or 12 months ago and six days longer than the peer group average. Our increased holdings at the longer end of the yield curve provided an additional yield pickup of 10 to 20 basis points on average.

     We moved the fund to a longer-than-average maturity once the market had waded through the large seasonal calendar of California offerings. This past year, the state's annual short-term borrowing was delayed until early September, when $3.0 billion of Revenue Anticipation Notes were marketed. Our longer maturity posture was supported by a stable monetary policy and by strong flows into the short tax-exempt sector, both nationally and in California. Tax-exempt money fund assets rose almost $25 billion to a record $172.3 billion in 1997, and California money fund assets climbed 20% to more than $21 billion. As investors have been more willing to accept a lower rate of return for the certainty of principal stability, money funds across the board have benefited. Attesting to this, the assets of all money funds, tax-exempt and taxable, surpassed the $l trillion milestone during 1997.

CALIFORNIA TAX-FREE BOND FUND

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 2/28/98                               6 Months         12 Months
--------------------------------------------------------------------------------
California Tax-Free Bond Fund                          5.22%             9.31%

Lipper California Municipal
Debt Funds Average                                     5.06              9.37
================================================================================

     The fund posted strong total returns for the past six months and year. In each period, dividend income was augmented by appreciation, as the fund's share price rose from $10.47 at the end of the preceding fiscal year to $10.88 at the close of the most recent one. Six-month results compared favorably with the Lipper peer group average while 12-month results were marginally lower.

     We adopted a more aggressive maturity posture during the last six months, extending duration from 7.1 to 7.7 years when interest rates rose temporarily in August. (Duration measures a fund's sensitivity to interest rate changes. For instance, a duration of seven years tells you that the fund's price would fall or rise about 7% in response to a one percentage point increase or decrease in interest levels.) This greater interest rate sensitivity helped fund performance when interest rates subsequently fell in response to events in Asia. Toward the close of the fiscal year in February, we shortened the portfolio to 7.2 years as interest rates backed up in the face of heavy supply in the municipal market and evidence of the economy's strength.

     We modestly increased our holdings of lower-quality bonds (BBB and below) from 4% to 6%, but in hindsight the fund would have benefited from a larger commitment. Declining interest rates and the surge of credit-rating upgrades boosted demand for lower-quality issues, which appreciated nicely as a result. However, we were constrained by our own reluctance to purchase bonds with weak fundamentals and by the high level of bond insurance in the California market, which limits opportunities to participate in improving credits. At this point, we do not expect lower-quality bonds to repeat their 1997 price performance, as their yields have little room for further decline versus higher-rated issues. In other words, their advantage is already unusually low relative to the additional credit risk they represent. Nevertheless, we will continue to look for opportunities.

     Compared with six months ago, we have smaller commitments to prerefunded bonds and housing finance revenue bonds, which typically do not perform as well as some others in falling rate environments. During the past six months, we increased holdings of bonds backed by dedicated taxes, such as Los Angeles Metropolitan Transportation Authority debt, from 16% to 21% of net assets. Such bonds are benefiting from California's strong economy.

OUTLOOK

     The problems in Asia could affect the U.S. economy and slice a bit off 1998 growth, but the so-called Asian flu does not appear serious enough to precipitate an overall downturn while domestic consumer demand remains healthy. Closer to home, our outlook on California continues to be positive, although we are prepared to see some slowdown in growth triggered by its ties to Asian trade.

     Recent Congressional testimony from the Federal Reserve suggests that monetary policy will not change in the near future, which is good news for the bond market. Although municipal bonds have recently come under some pressure from both heavy supply and the rise in Treasury yields, they produced good results over the past 12 months. Compared with Treasuries on an after-tax basis, yields on municipals remain attractive and could entice investors looking to take advantage of their relative appeal. In summary, we anticipate slower economic growth in 1998, continued low inflation, and a stable monetary policy, all of which should be favorable for the bond market.

Respectfully submitted,

/s/

Patrice L. Berchtenbreiter
Chairman of the Investment Advisory Committee
California Tax-Free Money Fund

/s/

Mary J. Miller
Chairman of the Investment Advisory Committee
California Tax-Free Bond Fund

March 20, 1998

T. Rowe Price California Tax-Free Funds
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

Key statistics
                                                          8/31/97       2/28/98
California Tax-Free Money Fund
Price Per Share ....................................      $  1.00       $  1.00
Dividends Per Share
        For 6 months ...............................        0.015         0.015
        For 12 months ..............................        0.029         0.030
Dividend Yield (7-Day Compound) * ..................         2.80%         2.75%
Weighted Average Maturity (days) ...................           46            50
Weighted Average Quality ** ........................   First Tier    First Tier
California Tax-Free Bond Fund
Price Per Share $ ..................................        10.60       $ 10.88
Dividends Per Share
        For 6 months ...............................         0.27          0.27
        For 12 months ..............................         0.55          0.54
Dividend Yield *
        For 6 months ...............................         5.21%         5.07%
        For 12 months ..............................         5.35          5.21
Weighted Average Maturity (years) ..................         17.3          17.0
Weighted Average Effective Duration (years) ........          7.1           7.2
Weighted Average Quality *** .......................          AA-           AA-

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***  Based on T. Rowe Price research.
================================================================================

T. Rowe Price California Tax-Free Funds
================================================================================

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

Sector Diversification

                                                         Percent of  Percent of
                                                         Net Assets  Net Assets
                                                            8/31/97     2/28/98

California Tax-Free Money Fund
--------------------------------------------------------------------------------
Hospital Revenue .......................................         22%         19%
General Obligation - Local .............................         10          12
General Obligation - State .............................         --          11
Lease Revenue ..........................................         13          11
Water and Sewer Revenue 15 .............................         10
Air and Sea Transportation Revenue .....................          7          10
Nuclear Revenue 8 ......................................          7
Prerefunded Bonds ......................................          2           5
Electric Revenue .......................................          6           5
Dedicated Tax Revenue ..................................          5           3
Pooled Loan Revenue ....................................          4           3
Industrial and Pollution Control Revenue ...............          4           3
All Other ..............................................          1           1
Other Assets Less Liabilities ..........................          3          --
--------------------------------------------------------------------------------
Total ..................................................        100%        100%

California Tax-Free Bond Fund
--------------------------------------------------------------------------------
Dedicated Tax Revenue ..................................         16%         21%
Lease Revenue ..........................................         14          15
Water and Sewer Revenue 11 .............................         10
Prerefunded Bonds ......................................          9           8
Air and Sea Transportation Revenue .....................          9           7
General Obligation - Local .............................          7           6
Nuclear Revenue 6 ......................................          6
Housing Finance Revenue 7 ..............................          6
Hospital Revenue .......................................          5           5
Ground Transportation Revenue ..........................          1           3
Escrowed to Maturity ...................................          2           3
General Obligation - State .............................          3           3
All Other ..............................................          8           8
Other Assets Less Liabilities ..........................          2          -1
--------------------------------------------------------------------------------
Total ..................................................        100%        100%
================================================================================

T. Rowe Price California Tax-Free Funds
================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[California Tax-Free Money Fund SEC graph shown here]


[California Tax-Free Bond Fund SEC graph shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended 2/28/98                   1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
California Tax-Free Money Fund           3.01%      3.04%      2.72%       3.43%
California Tax-Free Bond Fund            9.31       8.39       6.39        7.62

     Investment return represents past performance and will vary. Shares of the bond fund may be worth more or less at redemption than at original purchase. The Money Fund's $1.00 share price is not guaranteed, nor is the fund insured by the U.S. government.
================================================================================

T. Rowe Price California Tax-Free Money Fund
====================================================================================================================================
                                           For a share outstanding throughout each period

====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------

                                                 Year
                                                Ended
                                              2/28/98            2/28/97            2/29/96            2/28/95            2/28/94
NET ASSET VALUE
Beginning of period .................     $     1.000        $     1.000        $     1.000        $     1.000        $     1.000
Investment activities
        Net investment income .......           0.030*             0.028*             0.032*             0.025*             0.019*
Distributions
        Net investment income .......          (0.030)            (0.028)            (0.032)            (0.025)            (0.019)
NET ASSET VALUE
End of period .......................     $     1.000        $     1.000        $     1.000        $     1.000        $     1.000
Ratios/Supplemental Data
Total return ........................            3.01%*             2.87%*             3.24%*             2.55%*             1.92%*
Ratio of expenses to
average net assets ..................            0.55%*             0.55%*             0.55%*             0.55%*             0.55%*
Ratio of net investment
income to average
net assets ..........................            2.98%*             2.82%*             3.20%*             2.51%*             1.90%*
Net assets, end of period
(in thousands) ......................     $    92,406        $    82,210        $    72,739        $    76,289        $    74,016

*    Excludes expenses in excess of a 0.55% voluntary expense limitation in effect through 2/28/99.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price California Tax-Free Bond Fund
====================================================================================================================================
                                           For a share outstanding throughout each period

====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------

                                                    Year
                                                   Ended
                                                 2/28/98           2/28/97           2/29/96           2/28/95            2/28/94
NET ASSET VALUE
Beginning of period ....................     $     10.47       $     10.45       $     10.00       $     10.43        $     10.65
Investment activities
        Net investment income ..........            0.54              0.55              0.55              0.55*              0.56*
        Net realized and
        unrealized gain (loss) .........            0.41              0.02              0.45             (0.41)              0.01
        Total from
        investment activities ..........            0.95              0.57              1.00              0.14               0.57
Distributions
        Net investment income ..........           (0.54)            (0.55)            (0.55)            (0.55)             (0.56)
        Net realized gain ..............            --                --                --               (0.02)             (0.23)
        Total distributions ............           (0.54)            (0.55)            (0.55)            (0.57)             (0.79)
NET ASSET VALUE
End of period ..........................     $     10.88       $     10.47       $     10.45       $     10.00        $     10.43
Ratios/Supplemental Data
Total return ...........................            9.31%             5.64%            10.28%             1.60%*             5.37%*
Ratio of expenses to
average net assets .....................            0.58%             0.62%             0.63%             0.60%*             0.60%*
Ratio of net investment
income to average
net assets .............................            5.09%             5.29%             5.40%             5.60%*             5.19%*
Portfolio turnover rate ................            35.0%             47.3%             61.9%             78.0%              73.4%
Net assets, end of period
(in thousands) .........................     $   195,100       $   160,813       $   146,194       $   131,953        $   151,936

*    Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through 2/28/95.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price California Tax-Free Money Fund
================================================================================
                                                               February 28, 1998

================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                                   Par     Value
                                                                    In thousands

CALIFORNIA  91.4%
ABAG Fin. Auth. for Nonprofit, Packard Children's, COP
                VRDN (Currently 3.00%) (AMBAC Insured) .....   $ 1,500   $ 1,500
Alameda County, GO, TRAN, 4.50%, 7/22/98 ...................     1,000     1,002
California, GO
                VRDN (Currently 3.40%) (FGIC Insured) ......     2,200     2,200
                4.625%, 5/1/98 (AMBAC Insured) .............       150       150
                4.75%, 8/1/98 (AMBAC Insured) ..............       300       302
        RAN, 4.50%, 6/30/98 ................................     3,800     3,811
California EFA
        California Institute of Technology
                VRDN (Currently 2.90%) .....................       500       500
        Stanford Univ., VRDN (Currently 2.90%) .............       500       500
California HFFA
        Catholic Healthcare West
                VRDN (Currently 3.00%) (MBIA Insured) ......     4,100     4,100
        Kaiser Permanente, VRDN (Currently 3.50%) ..........     1,100     1,100
        Pooled Loan Program
                VRDN (Currently 3.35%) (FGIC Insured) ......     3,000     3,000
        Santa Barbara Cottage Hosp .........................
                VRDN (Currently 3.00%) .....................     3,325     3,325
        St. Joseph's Health, VRDN (Currently 3.65%) ........       100       100
California Pollution Control Fin. Auth., PCR
        Pacific Gas and Electric
                VRDN (Currently 3.10%) * ...................     1,800     1,800
                VRDN (Currently 3.20%) * ...................       600       600
        Shell Oil, VRDN (Currently 3.40%) * ................     2,300     2,300
California Statewide CDA
        Chevron, VRDN (Currently 3.45%) * ..................       500       500
        Kaiser Permanente, VRDN (Currently 3.50%) ..........     3,100     3,100
        St. Joseph Health, VRDN (Currently 3.05%) ..........     2,300     2,300
Chula Vista IDA, San Diego Gas and Electric
                VRDN (Currently 3.95%) * ...................     2,600     2,600
Contra Costa County, GO, TRAN, 4.50%, 7/1/98 ...............       350       351
Foothill Hosp., Morris L. Johnston Memorial Hosp ...........
                8.50%, 6/1/98 (Escrowed to Maturity) .......       200       203
Irvine Public Fac. and Infrastructure Auth .................
                VRDN (Currently 2.95%) .....................     3,345     3,345
Kern High School Dist., GO, TRAN, 4.50%, 8/20/98 ...........   $ 1,000   $ 1,003
Kern High School Dist., Golden Empire School Fin. Auth .....
                VRDN (Currently 3.40%) .....................     1,100     1,100

La Costa Water Dist.,
                7.625%, 10/1/18 (Prerefunded 10/1/98+) .....       500       522
Long Beach Harbor, TECP, 3.50 - 3.55%, 3/11 - 4/8/98 * .....     3,100     3,100
Los Angeles County, GO
        Pension Obligation
                VRDN (Currently 3.00%) (AMBAC Insured) .....     1,500     1,500
        TRAN, 4.50%, 6/30/98 ...............................     2,900     2,906
Los Angeles County, Wastewater, TECP, 3.40%, 6/15 - 8/7/98 .     3,500     3,500
Los Angeles County Health
        Olive View Medical, 9.00%, 4/1/98
                (AMBAC Insured) (Escrowed to Maturity) .....        50        50
Los Angeles County Metropolitan Transportation Auth ........
        Sales Tax, VRDN (Currently 3.41%)
                (AMBAC Insured) ............................     2,000     2,000
Los Angeles County Unified School Dist .....................
        Belmont Learning Complex, COP
                VRDN (Currently 3.05%) .....................       600       600
        GO, TRAN, 4.50%, 7/1/98 ............................     2,000     2,004
Metropolitan Water Dist. of Southern California
                VRDN (Currently 2.90%) (AMBAC Insured) .....     1,390     1,390
        TECP, 3.40 - 3.70%, 3/9 - 8/7/98 ...................     2,400     2,400
MSR Public Power Agency, San Juan
                VRDN (Currently 3.00%) (AMBAC Insured) .....     1,000     1,000
Newport Beach, Hoag Memorial Hosp ..........................
                VRDN (Currently 3.65%) .....................     1,900     1,900
Northern California Public Power Agency
                8.00%, 7/1/24 (Prerefunded 7/1/98+) ........       505       512
Oakland, COP, VRDN (Currently 3.50%) .......................     4,400     4,400
Orange County, Airport, 5.00%, 7/1/98 (MBIA Insured) * .....     1,500     1,505
San Bernardino County
        West Valley Detention Center
                7.70%, 11/1/18 (Prerefunded 11/1/98+) ......       250       262
San Diego County, GO, TRAN, 4.50%, 9/30/98 .................       500       502
San Diego County Transport Commission, 5.00%, 4/1/98 .......     1,000     1,001
San Diego County Water Auth., TECP, 3.25%, 3/26/98 .........     1,000     1,000
San Francisco City and County Int'l. Airport, TECP
                3.20 - 3.45%, 3/6 - 5/6/98 .................   $ 3,115   $ 3,115
                3.25%, 4/7/98 * ............................     1,005     1,005
San Jose/Santa Clara Water Fin. Auth .......................
                VRDN (Currently 3.00%) .....................     1,000     1,000
Santa Clara County, GO, TRAN, 4.75%, 10/1/98 ...............     1,500     1,508
Santa Clara/El Camino Hosp. Dist ...........................
        Valley Medical Center, VRDN (Currently 2.85%) ......       490       490
Southern California Public Power Auth ......................
                VRDN (Currently 3.00%) (AMBAC Insured) .....     3,500     3,500
                VRDN (Currently 3.38%) (AMBAC Insured) .....     1,000     1,000
Total California (Cost $84,464) ............................              84,464

PUERTO RICO  8.4%
Puerto Rico Aqueduct and Sewer Auth ......................
                7.875%, 7/1/17 (Prerefunded 7/1/98+) .....      1,875      1,938
Puerto Rico Commonwealth, GO, TRAN, 4.50%, 7/30/98 .......      4,000      4,014
Puerto Rico Commonwealth
        Highway and Transportation Auth ..................
                8.125%, 7/1/13 (Prerefunded 7/1/98+) .....        600        620
        TRAN, 8.00%, 7/1/06 (Prerefunded 7/1/98+) ........         50         52
Puerto Rico Electric Power Auth ..........................
                8.00%, 7/1/08 (Prerefunded 7/1/98+) ......        500        517
Puerto Rico Public Building Auth., Ed. and Health Fac ....
                7.25%, 7/1/17 (Prerefunded 7/1/98+) ......        170        175
Puerto Rico University, 6.50%, 6/1/13 (Prerefunded 6/1/98)        400        403
Total Puerto Rico (Cost $7,719) ..........................                 7,719

Total Investments in Securities
99.8% of Net Assets (Cost $ 92,183) ......................               $92,183
Other Assets Less Liabilities ............................                   223

NET ASSETS ...............................................              $ 92,406
Net Assets Consist of:
Accumulated net investment income -
net of distributions .....................................              $      4
Accumulated net realized gain/loss -
net of distributions .....................................                  (92)
Paid-in-capital applicable to 92,498,366
no par value shares of beneficial
interest outstanding; unlimited number
of shares authorized .....................................                92,494
NET ASSETS ...............................................              $ 92,406
NET ASSET VALUE PER SHARE ................................               $  1.00

*      Interest subject to alternative minimum tax
+      Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
CDA    Community Development Administration
COP    Certificates of Participation
EFA    Educational Facility Authority
FGIC   Financial Guaranty Insurance Company
GO     General Obligation
HFFA   Health Facility Financing Authority
IDA    Industrial Development Authority
MBIA   Municipal Bond Investors Assurance Corp.
PCR    Pollution Control Revenue RAN Revenue Anticipation Note
TECP   Tax-Exempt Commercial Paper
TRAN   Tax Revenue Anticipation Note
VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price California Tax-Free Bond Fund
================================================================================
                                                               February 28, 1998

================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                                   Par     Value
                                                                    In thousands

CALIFORNIA 99.5%
Alameda County, Public Fac., COP
                6.00%, 9/1/21 (MBIA Insured) ...............    $  980    $1,057
Anaheim PFA, Public Improvements
                5.00%, 9/1/27 (FSA Insured) ................     2,435     2,373
Brea PFA, Tax Allocation, 6.75%, 8/1/22 (MBIA Insured) .....     1,435     1,571
California, GO
                5.25%, 10/1/20 .............................     1,700     1,710
                5.40%, 12/1/16 (FSA Insured) * .............     1,000     1,015
                6.40%, 2/1/20 * ............................     2,200     2,249
                6.50%, 2/1/08 ..............................     1,000     1,163
California Dept. of Water Resources
        Central Valley
                7.00%, 12/1/11 .............................     1,730     2,146
                7.00%, 12/1/12 .............................     1,000     1,241
California EFA
        Pooled College and Univ ............................
                5.60%, 12/1/14 .............................     1,000     1,037
                5.60%, 12/1/20 .............................     1,000     1,025
        St. Mary's College of California
                7.50%, 10/1/20 (Prerefunded 10/1/00+) ......     2,000     2,218
California HFA, Hosp. Adventist
                VRDN (Currently 3.60%) (MBIA Insured) ......     1,000     1,000
California HFFA
        Catholic Healthcare West
                5.25%, 7/1/23 (AMBAC Insured) ..............     1,000       998
        Pomona Valley Hosp .................................
                5.75%, 7/1/15 (MBIA Insured) ...............     1,800     1,940
California Housing Fin. Agency
                6.15%, 8/1/16 * ............................     1,000     1,061
                6.70%, 8/1/15 ..............................     1,100     1,167
                6.70%, 8/1/25 * ............................       935     1,000
                6.85%, 8/1/17 ..............................     3,015     3,220
                7.20%, 8/1/09 ..............................       225       236
                7.25%, 8/1/10 ..............................       185       194
                7.25%, 8/1/17 ..............................     1,000     1,080
                7.625%, 8/1/09 .............................       360       372
California Housing Fin. Agency
                7.875%, 8/1/19 .............................    $  365    $  375
                8.00%, 8/1/19 ..............................       175       180

California Pollution Control Fin. Auth., PCR
        Deutsche Bank, VRDN (Currently 3.60%) * ............     1,800     1,800
        Laidlaw Enviromental, 6.70%, 7/1/07 ................     1,000     1,051
        Pacific Gas and Electric
                5.85%, 12/1/23 (MBIA Insured) * ............     2,000     2,103
        Shell Oil, VRDN (Currently 3.55%) * ................     2,200     2,200
        Southern California Edison
                6.85%, 12/1/08 (AMBAC Insured) .............     1,000     1,061
California Public Works Board
        Dept. of Corrections
                6.875%, 11/1/14 (Prerefunded 11/1/04+) .....     1,000     1,173
        Univ. of California
                5.50%, 6/1/14 ..............................     2,000     2,147
                6.40%, 12/1/16 (AMBAC Insured)
                (Prerefunded 12/1/02+) .....................     1,000     1,121
California Statewide CDA, COP
        St. Joseph Health, 5.125%, 7/1/17 ..................     1,000       985
        Sutter Health, 5.50%, 8/15/23 (MBIA Insured) .......     2,000     2,046
Castaic Lake Water Agency
        Water System Improvement, COP
                7.00%, 8/1/12 (MBIA Insured) ...............     1,000     1,233
                7.00%, 8/1/13 (MBIA Insured) ...............     1,700     2,102
Castaic Union School Dist., GO
                Zero Coupon, 5/1/18 (FGIC Insured) .........     5,175     1,822
Central Coast Water Auth., State Water Project Regional Fac
                6.60%, 10/1/22 (AMBAC Insured)
                (Prerefunded 10/1/02+) .....................     1,000     1,126
Chula Vista IDA, San Diego Gas and Electric
                VRDN (Currently 3.95%) * ...................       700       700
Contra Costa County, Merrithew Memorial Hosp., COP
                5.375%, 11/1/17 (MBIA Insured) .............     2,185     2,237
Contra Costa Water Dist ....................................
                7.625%, 10/1/08 (Prerefunded 10/1/98+) .....       500       522
Corona Redev. Agency, Tax Allocation
                6.25%, 9/1/13 (FGIC Insured) ...............     1,000     1,112
Coronado CDA, Tax Allocation, 5.70%, 9/1/12 (FSA Insured) .. $1,000 $1,069 Dry Creek Joint Elementary School Dist., GO
        Capital Appreciation
                Zero Coupon, 8/1/13 (FSA Insured) ..........     1,300       604
                Zero Coupon, 8/1/14 (FSA Insured) ..........     1,340       588
East Bay Municipal Utility Dist., Water Systems
                6.00%, 6/1/12 (FSA Insured) ................     2,000     2,151
Emeryville PFA, Housing Increment Loan, 6.20%, 9/1/25 ......     1,000     1,058
Escondido, Multi-Family Housing
        Terrace Gardens Apartments, 5.40%, 1/1/27 ..........     1,000     1,049
Fontana Redev. Agency, Jurupa Hills, 5.50%, 10/1/27 ........     2,000     2,010
Foothill / Eastern Transportation Corridor Agency
        California Toll Road
                Zero Coupon, 1/1/17 ........................     4,000     1,452
                Zero Coupon, 1/1/25 ........................       700       165

Fresno Joint Powers Fin. Auth, 5.75%, 9/2/98 ...............       300       301
Fresno Unified School Dist., GO
                6.40%, 8/1/16 (MBIA Insured) ...............     1,000     1,167
                6.55%, 8/1/20 (MBIA Insured) ...............     1,000     1,175
Inglewood Redev. Agency, Century Redev., 6.125%, 7/1/23 ....     2,800     2,930
Inland Empire Solid Waste Fin. Auth ........................
        San Bernardino County Landfills
                6.25%, 8/1/11 (FSA Insured) * ..............     1,000     1,147
Kern County Union High School Dist., GO
                7.00%, 8/1/10 (MBIA Insured)
                (Escrowed to Maturity) .....................     1,000     1,237
Long Beach Harbor
                6.00%, 5/15/17 (FGIC Insured) * ............     1,000     1,116
                7.25%, 5/15/19 * ...........................     2,500     2,569
Los Angeles City, Wastewater, 7.10%, 6/1/18 ................     1,000     1,055
Los Angeles City Dept. of Water and Power, 6.40%, 5/15/28 .. 2,500 2,688 Los Angeles County
        Civic Center Heating and Refrigerating Plant, COP
                8.00%, 6/1/10 (Prerefunded 6/1/98+) ........       500       516
Los Angeles County, GO
                Marina del Rey, COP, 6.50%, 7/1/08 .........     1,000     1,085
Los Angeles County Metropolitan Transportation Auth ........
        Sales Tax
                3.41%, 7/1/17 ..............................    $2,225    $2,225
                6.00%, 7/1/26 (MBIA Insured) ...............     2,000     2,161
                7.40%, 7/1/15 ..............................       515       548
Los Angeles County Public Works Fin. Auth ..................
        Multiple Capital Fac ...............................
                5.125%, 6/1/17 (AMBAC Insured) .............     4,000     4,016
                5.125%, 12/1/17 (AMBAC Insured) ............     1,500     1,507
        Rowland Heights, 5.50%, 10/1/18 (FSA Insured) ......     1,500     1,594
Los Angeles Harbor Dept ....................................
                6.50%, 8/1/25 (Prerefunded 8/1/02+) ........     1,000     1,116
                6.625%, 8/1/19 * ...........................     2,500     2,743
                7.60%, 10/1/18 (Escrowed to Maturity) ......     3,000     3,813
Los Angeles Municipal Improvement, Central Library
                6.35%, 6/1/20 ..............................     1,500     1,611
Metropolitan Water Dist. of Southern California
                5.75%, 7/1/13 ..............................     2,600     2,787
Midpeninsula Regional Open Space Dist., Fin. Auth ..........
                5.90%, 9/1/14 (AMBAC Insured) ..............     1,250     1,361
Modesto Irrigation Dist. Fin. Auth .........................
        Domestic Water
                4.75%, 9/1/22 (AMBAC Insured) ..............     1,500     1,417
        Geysers, 6.00%, 10/1/15 (MBIA Insured) .............     1,500     1,651
Mojave Water Agency, Morongo Basin
                5.75%, 9/1/15 (FGIC Insured) ...............     2,000     2,161
Mountain View Shoreline Regional Park, Tax Allocation
                5.50%, 8/1/21 (MBIA Insured) ...............     3,000     3,101
Mt. Diablo Hosp. Dist ......................................
                8.00%, 12/1/11 (AMBAC Insured)
                (Prerefunded 12/1/00+) .....................     1,250     1,408

Newport Beach, Hoag Memorial Hosp ..........................
                VRDN (Currently 3.65%) .....................     1,300     1,300
Oakland, COP, VRDN (Currently 3.50%) .......................     2,000     2,000
Oakland, GO, 7.60%, 8/1/21 (FGIC Insured) ..................     3,500     3,626
Orange County
        Juvenile Justice Center, COP
                7.625%, 6/1/19 (Prerefunded 6/1/99+) .......     1,750     1,866
Orange County
        Recovery
                6.00%, 6/1/10 (MBIA Insured) ...............    $2,500    $2,825
                COP, 6.00%, 7/1/26 (MBIA Insured) ..........     1,000     1,082
Orange County Local Transportation Auth., Sales Tax
                6.00%, 2/15/09 (AMBAC Insured) .............       750       849
Orange County PFA, Waste Management
                5.75%, 12/1/09 (AMBAC Insured) * ...........     2,000     2,196
Orchard School Dist., GO, 6.50%, 8/1/19 (FGIC Insured) .....     1,000     1,133
Pasadena Parking Fac., COP, 6.25%, 1/1/18 ..................     3,000     3,419
Placentia PFA, Special Tax, 6.60%, 9/1/15 ..................     1,000     1,043
Pomona Unified School Dist., GO
                6.15%, 8/1/15 (MBIA Insured) ...............     1,000     1,158
Riverside County, Desert Justice Fac., COP
                6.00%, 12/1/12 (MBIA Insured) ..............     1,000     1,092
Riverside County Asset Leasing
        Riverside County Hosp ..............................
                Zero Coupon, 6/1/20 (MBIA Insured) .........     2,835       891
Sacramento City Fin. Auth., Lease, 5.00%, 11/1/14 ..........     2,000     2,027
Sacramento County Public Fac., Coroner Crime Lab., COP
                6.375%, 10/1/14 (AMBAC Insured) ............     1,000     1,118
Saddleback Valley Unified School Dist ......................
        Special Tax
                Zero Coupon, 9/1/19 (FSA Insured) ..........     2,370       774
                6.00%, 9/1/15 (FSA Insured) ................     1,375     1,558
San Bernardino County, West Valley Detention Center
                7.70%, 11/1/18 (Prerefunded 11/1/98+) ......       500       524
San Diego, IDR, San Diego Gas and Electric
                6.40%, 9/1/18 (MBIA Insured) ...............     1,175     1,293
San Diego Community College Dist ...........................
                6.125%, 12/1/16 (MBIA Insured) .............     1,250     1,390
San Francisco Bay Area Rapid Transit
        Sales Tax
                5.25%, 7/1/18 ..............................     1,500     1,519
                5.50%, 7/1/15 (FGIC Insured) ...............     1,800     1,884
San Francisco City and County
        Int'l. Airport
                5.625%, 5/1/21 (FGIC Insured) ..............     1,500     1,559
                5.80%, 5/1/21 (FGIC Insured) * .............     1,000     1,054
San Francisco City and County
        Int'l. Airport
                6.30%, 5/1/25 (FGIC Insured) * .............    $1,000    $1,083
                6.50%, 5/1/18 (AMBAC Insured) * ............     4,000     4,403

San Joaquin Hills Transportation Corridor Agency
        Toll Road
                Zero Coupon, 1/15/14 (MBIA Insured) ........     7,500     3,381
                Zero Coupon, 1/15/15 (MBIA Insured) ........     3,500     1,488
                Zero Coupon, 1/1/25 ........................     5,000     1,274
Santa Ana Housing Auth., Villa Del Sol Apartments
                5.65%, 11/1/21 * ...........................     1,000     1,057
Santa Clara, Electric, 6.25%, 7/1/19 (MBIA Insured) ........     2,000     2,156
Santa Clara County Fin. Auth., VMC Fac .....................
                7.75%, 11/15/11 (AMBAC Insured) ............     1,000     1,320
Santa Clara Redev. Agency, Bayshore North
                7.00%, 7/1/10 (AMBAC Insured) ..............     3,000     3,647
Santa Margarita/Dana Point Auth ............................
                7.25%, 8/1/10 (MBIA Insured) ...............     1,000     1,253
South Orange County PFA, 7.00%, 9/1/07 (MBIA Insured) ......     2,000     2,418
Southern California Public Power Auth ......................
                6.75%, 7/1/10 ..............................     2,100     2,497
                6.75%, 7/1/12 ..............................     1,700     2,033
Stockton HFA, Dameron Hosp., 5.70%, 12/1/14 ................       300       306
Torrance, Little Co. of Mary Hosp., 6.875%, 7/1/15 .........     1,275     1,389
Tri City Hosp. Dist ........................................
                7.50%, 2/1/17 (MBIA Insured)
                (Prerefunded 2/1/02+) ......................     2,000     2,283
Tulare County, Capital Improvement, COP
                6.00%, 2/15/16 (MBIA Insured) ..............     1,000     1,079
Walnut Valley Unified School Dist., GO
                7.20%, 2/1/16 (MBIA Insured) ...............     1,000     1,238
Total California (Cost $179,546) ...........................             194,006

PUERTO RICO  2.0%
Puerto Rico Electric Power Auth ............................
                7.00%, 7/1/21 (Prerefunded 7/01/01+) .......     1,000     1,111
Puerto Rico Highway and Transportation Auth., 5.00%, 7/1/38      3,000     2,850
Total Puerto Rico (Cost $3,860) ............................               3,961

Total Investments in Securities
101.5% of Net Assets (Cost $183,406) .......................           $ 197,967
Other Assets Less Liabilities ..............................             (2,867)

NET ASSETS .................................................           $ 195,100
Net Assets Consist of:
Accumulated net investment income -
net of distributions .......................................           $       7
Accumulated net realized gain/loss -
net of distributions .......................................               (103)
Net unrealized gain (loss) .................................              14,561
Paid-in-capital applicable to 17,939,049
no par shares of beneficial interest outstanding;
unlimited number of shares authorized ......................             180,635
NET ASSETS .................................................           $ 195,100
NET ASSET VALUE PER SHARE ..................................              $10.88

*      Interest subject to alternative minimum tax
+      Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
CDA    Community Development Administration
COP    Certificates of Participation
EFA    Educational Facility Authority
FGIC   Financial Guaranty Insurance Company
FSA    Financial Security Assurance Corp.
GO     General Obligation
HFA    Health Facility Authority
HFFA   Health Facility Financing Authority
IDA    Industrial Development Authority
MBIA   Municipal Bond Investors Assurance Corp.
PCR    Pollution Control Revenue
PFA    Public Facility Authority
VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price California Tax-Free Funds
================================================================================

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands                                             Money Fund   Bond Fund

                                                               Year        Year
                                                              Ended       Ended
                                                            2/28/98     2/28/98
Investment Income
Interest income .........................................    $3,014    $  9,925
Expenses
        Investment management ...........................       263         744
        Custody and accounting ..........................        93         104
        Shareholder servicing ...........................        78         114
        Legal and audit .................................        11          10
        Prospectus and shareholder reports ..............        10          16
        Trustees ........................................         6           7
        Registration ....................................         4          14
        Miscellaneous ...................................         4           5
        Total expenses ..................................       469       1,014
Net investment income ...................................     2,545       8,911
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
        Securities ......................................        13       1,330
        Futures .........................................        --        (263)
        Net realized gain (loss) ........................        13       1,067
Change in net unrealized gain or loss on securities .....        --       5,761
Net realized and unrealized gain (loss) .................        13       6,828
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ..................................    $2,558    $ 15,739

The accompanying notes are an integral part of these financial statements.

T. Rowe Price California Tax-Free Funds
====================================================================================================================================

====================================================================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands                                                                     Money Fund                               Bond Fund

                                                                    Year                                   Year
                                                                   Ended                                  Ended
                                                                 2/28/98            2/28/97             2/28/98             2/28/97
Increase (Decrease) in Net Assets
Operations
        Net investment income ........................          $  2,545           $  2,134           $   8,911           $   7,940
        Net realized gain (loss) .....................                13                 13               1,067                  39
        Change in net unrealized
        gain or loss .................................                --                 --               5,761                 323
        Increase (decrease) in
        net assets from operations ...................             2,558              2,147              15,739               8,302
Distributions to shareholders
        Net investment income ........................            (2,545)            (2,134)             (8,911)             (7,940)
Capital share transactions *
        Shares sold ..................................            86,397             78,584              47,467              32,731
        Distributions reinvested .....................             2,371              1,995               6,191               5,523
        Shares redeemed ..............................           (78,585)           (71,121)            (26,199)            (23,997)
        Increase (decrease) in
        net assets from capital
        share transactions ...........................            10,183              9,458              27,459              14,257
Net Assets
Increase (decrease)
during period ........................................            10,196              9,471              34,287              14,619
Beginning of period ..................................            82,210             72,739             160,813             146,194
End of period ........................................          $ 92,406           $ 82,210           $ 195,100           $ 160,813
*Share information
        Shares sold ..................................            86,397             78,584               4,460               3,166
        Distributions reinvested .....................             2,371              1,995                 581                 535
        Shares redeeemed .............................           (78,585)           (71,121)             (2,466)             (2,328)
        Increase (decrease)
        in shares outstanding ........................            10,183              9,458               2,575               1,373

The accompanying notes are an integral part of these financial statements.

T. Rowe Price California Tax-Free Funds
================================================================================
                                                               February 28, 1998

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price California Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The California Tax-Free Money Fund (the Money Fund) and the California Tax-Free Bond Fund (the Bond Fund), diversified, open-end management investment companies, are two of the portfolios established by the trust and commenced operations on September 15, 1986.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

     PREMIUMS AND DISCOUNTS Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities for the Bond Fund, other than short-term securities, aggregated $86,145,000 and $58,605,000, respectively, for the year ended February 28, 1998.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. The Money Fund has unused realized capital loss carryforwards for federal income tax purposes of $93,000 which expires in 2003. Capital loss carryforwards utilized by the Money Fund in fiscal 1998 amounted to $12,000. Capital loss carryforwards utilized by the Bond Fund in fiscal 1998 amounted to $1,085,000. The Money Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the Bond Fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

================================================================================
Undistributed net investment income                                     $ 1,000
Undistributed net realized gain                                          (2,000)
Paid-in-capital                                                           1,000

     At February 28, 1998, the aggregate costs of investments for the Money and Bond Funds for federal income tax and financial reporting purposes were $92,183,000 and $183,406,000, respectively. For the Money Fund, amortized cost is equivalent to value; and for the Bond Fund, net unrealized gain aggregated $14,561,000, of which $14,572,000 related to appreciated investments and $11,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $21,000 and $63,000 were payable at February 28, 1998 by the Money and Bond Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At February 28, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1999, which would cause the Money Fund's ratio of expenses to average net assets to exceed 0.55%. Pursuant to this agreement, $99,000 of management fees were not accrued by the Money Fund for the year ended February 28, 1998. Additionally, $271,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through February 28, 1999. Subject to shareholder approval, the Money Fund may reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.55%.

     In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc., is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Money and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $127,000 and $162,000, respectively, for the year ended February 28, 1998, of which $10,000 and $14,000, respectively, were payable at period-end.

T. Rowe Price California Tax-Free Funds
================================================================================

================================================================================
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
T. ROWE PRICE CALIFORNIA TAX-FREE FUNDS

     We have audited the accompanying statement of net assets of T. Rowe Price California Tax-Free Money Fund and T. Rowe Price California Tax-Free Bond Fund (two of the portfolios comprising the T. Rowe Price California Tax-Free Income Trust) as of February 28, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of February 28, 1998, by correspondence with the custodian and the brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price California Tax-Free Money Fund and T. Rowe Price California Tax-Free Bond Fund as of February 28, 1998, the results of their operations, the changes in their net assets, and financial highlights for each of the periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
March 18, 1998

T. Rowe Price California Tax-Free Funds
================================================================================

================================================================================
Tax Information (Unaudited) for the Tax Year Ended 2/28/98
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The Money Fund and Bond Fund's dividend income included $2,534,000 and $8,805,000, respectively, which qualified as exempt-interest dividends.
================================================================================

T. Rowe Price Shareholder Services
================================================================================
INVESTMENT SERVICES AND INFORMATION

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          IN PERSON Available in T. Rowe Price Investor Centers.

          ACCOUNT SERVICES

          CHECKING Available on most fixed income funds ($500 minimum).

          AUTOMATIC INVESTING From your bank account or paycheck.

          AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

          DISTRIBUTION   OPTIONS   Reinvest   all,   some,   or   none  of  your
          distributions.

          AUTOMATED 24-HOUR SERVICES Including  Tele*AccessRegistration Mark and
          T. Rowe Price OnLine.

          DISCOUNT BROKERAGE*

          INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

          INVESTMENT INFORMATION

          COMBINED STATEMENT Overview of your T. Rowe Price accounts.

          SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

          T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

          PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

          INSIGHTS Educational reports on investment strategies and financial markets.

          INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL:   1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com
T. Rowe Price Associates

100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
California Tax-Free Funds.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           C05-050  2/28/98